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                                                                   EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of S2 Golf Inc. of our report dated August 8, 2000 relating to the financial statements of Ladies Golf Equipment Company, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Expert" in such Prospectus.


/s/DOWELL & PEREZ, P. A.

Tampa, Florida
October 9, 2000